Exhibit 99.1

Neustar Responds to FCC Action Regarding Local Number Portability Administrator
Company Disagrees with FCC Action and Is Assessing Its Options
Affirms Guidance and Announces $150 Million Share Repurchase Program
STERLING, VA, March 26, 2015 — Neustar, Inc. (NYSE: NSR), a trusted, neutral provider of real-time information services and analytics, today commented on the FCC’s adoption of an Order to permit contract negotiations to begin between the North American Portability Management LLC and Telcordia, a subsidiary of Ericsson, to serve as the next Local Number Portability Administrator (LNPA). Neustar also affirmed its guidance for the first six months of 2015.
“The LNPA vendor selection process overseen by the FCC has been procedurally defective. Its action presents substantial transition risks and cost to the industry and the consumers it serves. The FCC has now embarked on a transition that is fraught with complexity and difficulty rather than minimizing risks and ensuring that the broadest set of constituencies benefit from the continued flawless operation of a critical element of U.S. telecommunications infrastructure. We are considering all options to address the significant flaws in the selection process,” said Lisa Hook, Neustar’s President and Chief Executive Officer.
“Even as Neustar evaluates its options, we intend to meet our contractual obligations, including a transition to another LNPA, if that ultimately is what comes to pass,” Hook said.
“We continue to solidify our position as a leading provider of information services and analytics, or IS&A. Our unique datasets and proprietary algorithms enable us to provide real-time, actionable insights for our clients. As the relationship between marketing and security departments evolves into a strategic partnership, our business model is designed to help our clients identify, qualify, and interact appropriately with their audiences, all while ensuring an optimal web experience and protecting companies from cyber threats,” said Hook.
Paul Lalljie, Neustar’s Chief Financial Officer, added, “While we disagree with the FCC action today, we remain on track and excited about our business prospects. To that end, we are affirming guidance for the first six months of 2015 and we plan to address our position on full-year guidance when we report our first quarter results.”
Business Outlook for 2015
The company affirmed its guidance provided on February 3, 2015 for the first six months of 2015 for the following metrics:

•	Revenue to range from $495 million to $505 million, or growth of 6% to 8%

•	Adjusted net income to range from $115 million to $120 million, or growth of 4% to 9%

•	Adjusted net income per share to range from $2.04 to $2.12, representing growth of 14% to 18%

Neustar concurrently announced that its Board of Directors has authorized a share repurchase program for up to $150 million of its Class A common shares beginning March 27, 2015 that runs through March 25, 2016. More information is available at www.neustar.biz/about-us/investor-relations.
Conference Call
Neustar will conduct an investor conference call today at 5:30 p.m. (Eastern Time). Investors may access the conference call over the Internet via the Investor Relations tab of the company's website (www.neustar.biz). Those listening via the Internet should go to the website 15 minutes early to register, download and install any necessary audio software.
The conference call is also accessible via telephone by dialing 888-806-6202 (international callers dial 913-312-6687) and entering PIN 1222826. For those who cannot listen to the live broadcast, a replay will be available through 11:59 p.m. (Eastern Time) Thursday, April 2, 2015 by dialing 877-870-5176 (international callers dial 858-384-5517) and entering PIN 1222826, or by going to the Investor Relations tab of the company's website (www.neustar.biz).
Neustar will take questions from securities analysts and institutional investors; the complete call is open to all other interested parties on a listen-only basis.
About Neustar, Inc.
Neustar, Inc. (NYSE:NSR) is the first real-time provider of cloud-based information services and data analytics, enabling marketing and IT security professionals to promote and protect their businesses. With a commitment to privacy and neutrality, Neustar operates complex data registries and uses its expertise to deliver actionable, data-driven insights that help clients make high-value business decisions in real time, one customer interaction at a time. More information is available at www.neustar.biz.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company's expectations and beliefs about its future results, such as its guidance regarding future results of operations. The company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes” and variations of these words and similar expressions. Similarly, statements herein that describe the company's business strategy, prospects, opportunities, outlooks, objectives, plans, intentions or goals are also forward-looking statements. The company cannot assure you that its expectations will be achieved or that any deviations will not be material. Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated.
These potential risks and uncertainties include, among others, the uncertainty of future revenue, expenses and profitability and potential fluctuations in quarterly results due to such factors as modifications to or terminations of or failures to renew (or announcements related to any of the foregoing) the company's material contracts, including its contracts to serve as the Local Number Portability Administrator, disruptions to the company's operations resulting from network disruptions, security breaches or other events, or an inability to obtain high quality data on favorable terms or otherwise; general economic conditions in the regions and industries in which the company operates; the financial covenants in the company's secured credit facility and their impact on the company's financial and business operations; the company's indebtedness and the impact that it may have on the company's financial and operating activities; the company's ability to incur additional debt; the variable interest rates applicable under the company's indebtedness and the effects of changes in those rates; the effectiveness of the company's restructuring initiatives in improving efficiencies; the company's ability to successfully identify and complete acquisitions and integrate and support the operations of businesses the company acquires; increasing competition; market acceptance of the company’s existing services; the company's ability to successfully develop and market new services and the uncertainty of whether new services will achieve market acceptance or result in any revenue; the company’s ability to raise additional capital on favorable terms or at all; business, regulatory and statutory changes related to the communications and Internet industries; and the impact on the company of any litigation, arbitration, investigation or other similar proceeding. More information about risk factors, uncertainties and other potential factors that could affect the company's business and financial results is included in its filings with the Securities and Exchange Commission, including, without limitation, the company's most recent Annual Report of Form 10-K and subsequent periodic and current reports. All forward-looking statements are based on information available to the company on the date of this press release, and the company undertakes no obligation to update any of the forward-looking statements after the date of this press release.

Contact Info:

Investor Relations Contact Dave Angelicchio (571) 434-3443 InvestorRelations@neustar.biz	Press Contact Lara Wyss (415) 659-6154 PR@neustar.biz